C1 Intangible assets	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about intangible assets [abstract]
C1 Intangible assets

Intangible assets

Intangible assets
	2023			2022
	Capitalized development expenses	Goodwill	Customer relationships, IPR 1) , and other intangible assets	Capitalized development expenses	Goodwill	Customer relationships, IPR 1) , and other intangible assets
Cost
Opening balance	21,096	90,914	82,854	19,158	44,963	55,936
Additions	2,173	–	97	1,720	–	126
Balances regarding acquired/divested business 2)	–	348	306	–	40,881	23,451
Disposals	–153	–	– 563	–	–	–452
Reclassifications	–16	–	–	–	–	–
Translation differences	–117	–77	–1,884	218	5,070	3,793
Closing balance	22,983	91,185	80,810	21,096	90,914	82,854

Accumulated amortizations
Opening balance	–13,646	–	–48,770	–11,885	–	–44,456
Amortizations	–1,137	–	–3,321	–1,586	–	–1,991
Balances regarding divested business 2)	–	–	–	–	–	22
Disposals	153	–	563	–	–	452
Translation differences	70	–	1,123	–175	–	–2,797
Closing balance	–14,560	–	–50,405	–13,646	–	–48,770

Accumulated impairment losses
Opening balance	–3,745	–6,344	–7,744	–3,745	–6,759	–7,650
Balances regarding divested business 2)	–	–	–	–	415	81
Impairment losses	–	–31,897	–19	–	–	–61
Translation differences	–	–	25	–	–	–114
Closing balance	–3,745	–38,241	–7,738	–3,745	–6,344	–7,744
Net carrying value	4,678	52,944	22,667	3,705	84,570	26,340

1)	Intellectual property rights.
2)	For more information on acquired/divested businesses, see note E2 “Business combinations.”

The total goodwill for the Company is SEK 52.9 (84.6) billion and is allocated to the operating segments Networks, with SEK 27.8 (28.5) billion, Cloud Software and Services, with SEK 3.5 (3.6) billion and Enterprise, with SEK 21.6 (52.5) billion.
Within Enterprise
Vonage
carries
SEK 11.1 (42.0) billion and Cradlepoint SEK 9.0 (9.0) billion. Segment Other does not carry goodwill. More information is disclosed in note B1 “Segment information.”
Impairment losses
In 2023 an impairment charge of goodwill attributed to the acquisition of Vonage by SEK
-31.9 billion
was made in the cash generating unit, CGU, Vonage and reported on the line item Other operating expenses in the income statement for segment Enterprise. The reason for the impairment was mainly due to macroeconomic headwinds, including rising interest rates and changing demand trends. The impairment charge represented 50% of the total amount of goodwill and other intangible assets attributed to the Vonage acquisition.
For more information, see note E2 “Business combinations.”
The recoverable amount for the CGU was SEK 29.5 billion.
 this amount was determined by value in use and was higher than the value determined by Fair value less costs of disposal.
In 2022 there was an impairment loss of intangibles of SEK 61 million in a business related to the Internet of Things in segment Enterprise due to a strategic decision to discontinue the business operation, which is reported on the line item Research and development expenses in the income statement.
In 2021 there was an impairment loss of SEK 176 million in the restated segment Enterprise and an impairment loss of SEK 137 million in the restated segment Cloud Software and Services.
Intangible assets
The carrying value of customer relationships, IPR, and other intangible assets is SEK 22.7 (26.3) billion, of which customer relationships, acquired through the Vonage transaction, amounts to SEK 16.1

(18.8) billion with a remaining amortization period of 6 to 9 years.
Capitalized development expenses
The Company capitalizes 5G radio product development costs and Enterprise platform costs which are amortized over a period of 3 years. In considering the Company’s climate-related aim to have more energy efficient products, the Company continually assesses the impact of future radio product improvements on the recoverability of such development costs. The conclusion is that the carrying value at year-end
is appropriate as the amortization period and product development lifecycle are relatively short.
Goodwill allocation
Goodwill allocation has not changed during 2023 but goodwill of SEK 0.3 billion
has been added to the CGU Cradlepoint within segment Enterprise from the acquisition of Ericom of
SEK 0.3 billion. Goodwill from the Vonage acquisition made in 2022 has been allocated to the Vonage CGU within segment Enterprise.
Impairment tests
Each of segment Networks and segment Cloud Software and Services is a CGU. There are several CGUs within segment Enterprise. The value in use method has been applied for goodwill impairment testing, which means that the recoverable amounts for CGUs are established as the present value of expected future cash flows based on business plans approved by management. The assumptions are also based on the Company’s market share ambition and upon information gathered in the Company’s long-term strategy process, including assessments of new technology, the Company’s competitive position and new types of business and customers.
Estimation of future cash flows includes assumptions mainly for the following key financial parameters:
–	Sales growth
–	Development of EBIT (based on EBIT margin or cost of goods sold and operating expenses relative to sales)

–	Related development of working capital and capital expenditure requirements.
The assumptions regarding
industry
-specific market drivers and market growth are based on industry sources as input to the projections made within the Company for the development 2024–2028 for key telecom industry parameters:
–
By 2028, about 37 years after the introduction of digital mobile technology, it is predicted that there will be 9.1 billion mobile subscriptions (excl. Cellular IoT) compared to 8.5 billion in 2023. Out of all mobile subscriptions, 8.2 billion will be associated with a smartphone.

–	The number of 5G subscriptions is forecasted to reach 4.7 billion (excluding Cellular IoT) by the end of 2028 compared to 1.6 billion in 2023.
–
By 2028, about 46 billion connected devices are forecasted compared to 26 billion in 2023, of the 46 billion around 30 billion will be related to Internet of Things, IoT. Connected IoT devices includes connected cars, machines, meters, sensors, point-of-sale
terminals, consumer electronics and wearables.

–	Cellular IoT is predicted to grow from 3.5 billion devices in end of 2024 to 5.5 billion devices in end of 2028.
–
Mobile data traffic volume is estimated to increase by more than two times in the period 2024–2028. The mobile traffic is driven by smartphone users and video traffic, with mobile video traffic forecasted to grow by almost 25% annually through 2028 to account for more than 70% of all mobile data traffic. Fixed Wireless Access is another contributor to mobile traffic, growing with more than 30% annually in the period to account for more than 25% of all mobile data traffic in 2028.

Sales growth in the Enterprise segment is driven by the adoption of 5G and the convergence of 5G and Cloud communications in the enterprise market. The Enterprise Wireless WAN addressable market is expected to grow with a CAGR of 24% 2022–2027. The global CPaaS market is expected to grow with a CAGR of
approximately 24% 2023–2026, with the growth mainly driven by the introduction of high-value API’s
.
The CGUs Vonage and Cradlepoint have assumed a forecasted compounded annual growth rate above 15% (20%) over the next five years followed by a gradual decline in growth rates. The assumptions reflect the expected high growth market conditions in which both CGUs are present. Market maturity and market growth at long term sustainable levels (nominal rates described above) are not expected to be reached until after the
5-year
forecast period. It is noted that it is more difficult to estimate market conditions the further into the future they are forecasted.
The forecasted cash flows to calculate recoverable amounts are based on five-year explicit business plans. For the CGUs Vonage and Cradlepoint an additional two years have been added to reflect the progression towards the steady state cash flow projections.
There are no reasonably possible changes that would lead to the carrying value not being recoverable for any CGU, except for Vonage. The recoverable amount of CGU Vonage exceeds the carrying amount by SEK 1.1 billion.
This CGU was written down to its recoverable amount in Q3 2023. The current head room comes mainly from the amortization of intangible assets since the write-down. The recoverable amount for CGU Vonage would equal the carrying value, if the long-term EBIT margin would be decreased by
1
%, or if sales CAGR during the forecast period or terminal growth rate decreased by
1%
. Likewise, an increase in the applied WACC would give the same outcome.
An
after-tax
discount rate has been applied for the discounting of projected after-tax
cash flows. This discounting is not materially different from a discounting based on before-tax future cash flows and before-tax discount rates, as required by IFRS. The higher rates for Vonage and Cradlepoint are partly driven by increased uncertainty and partly by the higher risk-free rate implied by USD treasury bonds, which are used for these CGUs as the cash flows are forecasted in USD.
In note A1 “Material accounting policies,” and note A2 “Critical accounting estimates and judgments,” further disclosures are given regarding goodwill impairment testing. The assumptions for 2022 are disclosed in note C1 “Intangible assets” in the Annual Report of 2022.
Risk assessment on the business plans is carried out on a regular basis and an impairment review will be performed if conditions suggest that such assets may be impaired.

Rates per CGU
	Post-tax discount rates (%)		Terminal growth rates (%)
CGU	2023	2022	2023	2022
Networks	10.0	9.0	2.0	2.0
Cloud Software and Services	10.5	10.0	1.5	2.0
Vonage	11.0	9.5	3.5	3.5
Cradlepoint	11.0	9.5	3.5	2.0
iconectiv	10.5	10.0	3.5	2.0
Emodo	14.5	14.5	2.0	2.0
Red Bee Media	12.5	11.0	2.0	2.0